Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Codexis, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), Stephen Dilly, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Georgia Erbez, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2025

/s/Stephen Dilly
Stephen Dilly
Chairman of the Board of Directors, President, and Chief Executive Officer (Principal Executive Officer)

/s/Georgia Erbez
Georgia Erbez
Chief Financial Officer